THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE STATE SECURITIES LAWS. THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS, IN THE OPINION OF COUNSEL FOR DOCUMENT SECURITY SYSTEMS, INC., REGISTRATION IS NOT THEN REQUIRED.


                               DATED JULY 8, 2003

                                     WARRANT

             TO SUBSCRIBE FOR AND PURCHASE SHARES OF COMMON STOCK OF

                         DOCUMENT SECURITY SYSTEMS, INC.

                       THIS WARRANT EXPIRES July 7, 2008.

         THIS CERTIFIES THAT, for value received, W.A.B. Capital LLC, or its registered assigns as permitted under Section 2 below (the "Holder"), is entitled to subscribe for and purchase from DOCUMENT SECURITY SYSTEMS, INC. ("DCSS"), a New York corporation, whose corporate offices are located at 36 W. Main Street; Suite 710; Rochester, NY; 14614, at any time from and after July 8, 2003, and prior to July 7, 2008 (the "Exercise Period"), an aggregate of 100,000 fully paid and nonassessable shares of DCSS's common stock, $0.02 par value, at a per share price of $2.00 (the "Share Purchase Price"); subject, however, to the provisions and upon the terms and conditions set forth in this Warrant (the "Warrant"). The shares of common stock (or other securities pursuant to Section 6 below) deliverable upon exercise of this Warrant shall be referred to in this Warrant as the "Shares."

         1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENTS FOR SHARES; VESTING. This Warrant may be exercised by the Holder, in whole or in part (subject to the vesting schedule below), at any time or from time to time during the Exercise Period, upon presentation and surrender of this Warrant to DCSS at its principal office as set forth on Page 1 of this Warrant, or at any other place DCSS may designate by notice in writing to the Holder, with a duly-executed subscription in the form of the Subscription Agreement attached to this Warrant (the "Subscription Agreement") and accompanied by payment of the applicable Share Purchase Price for each Share purchased. The payment shall be made in cash or by certified, bank, or cashier's check, payable to the order of Document Security Systems, Inc. Upon receipt thereof DCSS shall, as promptly as practicable, and in any event within 10 business days thereafter, execute or cause to be executed and deliver to the Holder a certificate or certificates representing the aggregate number of Shares specified in said Subscription Agreement. The Shares purchased shall be deemed to have been issued to the Holder as of the close of business on the date next following the date on which this Warrant is surrendered to DCSS, along with the Subscription Agreement and full payment for the Shares purchased. DCSS shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section, except that in case such stock certificates shall be registered in a name or names other than the name of the registered holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the registered holder hereof to DCSS at the time of delivering this Warrant to DCSS as mentioned above. In the event that this Warrant is exercised in part, DCSS will execute and deliver a new warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised.

         Notwithstanding the foregoing, this Warrant may not be exercised for more than the number of Shares which have vested. The shares will vest according to the following schedule: 100,000 shares will vest upon the completion of the initial equity research report, as defined in Section 1(a) of the attached Research Agreement.

         2. RESTRICTIONS ON TRANSFER OF WARRANT. The Holder may sell, assign, transfer, or hypothecate this Warrant without prior written permission from DCSS.

         3. EXCHANGE, ASSIGNMENT, OR LOSS OF WARRANT.

         (a) This Warrant is exchangeable, at the option of the Holder and without expense other than as provided in this Section, for other Warrants of different denominations entitling the Holder to purchase in the aggregate the same number of Shares purchasable under this Warrant, upon presentation and surrender of this Warrant to DCSS.

         (b) This Warrant may be sold, transferred, assigned, or hypothecated as permitted under Section 2 above. Any sale, transfer, or assignment shall be made by surrender of this Warrant to DCSS, together with a duly executed assignment (in the form of the assignment attached to this Warrant) and funds sufficient to pay any transfer costs. Upon receipt of the assignment and the appropriate payment, DCSS shall execute and deliver a new Warrant in the name of the assignee named in the assignment, and this Warrant shall promptly be canceled.

         (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of DCSS together with a written notice, signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

         (d) DCSS will execute and deliver a duplicate of this Warrant upon receipt by DCSS of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by DCSS of indemnity satisfactory to DCSS, or (ii) in the case of mutilation, upon presentation, surrender, and cancellation of this Warrant.

         (e) The term "Warrant" as used in this Section includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

         (f) DCSS shall pay all federal and state taxes and any other governmental charge applicable to any issuance of new Warrants under this Section.

         4. NO RIGHTS AS SHAREHOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a shareholder in DCSS, either at law or equity. The rights of the Holder are limited to those expressed in the Warrant and are not enforceable against DCSS except to the extent set forth in this Warrant.

         5. ANTI-DILUTION PROVISIONS: ADJUSTMENTS. The Share Purchase Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of DCSS with or into another corporation in which DCSS is not the surviving entity, or a reverse triangular merger in which DCSS is the surviving entity but the shares of DCSS's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of DCSS's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Share Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by DCSS's Board of Directors. In all events, appropriate adjustment (as determined in good faith by DCSS's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

        (b) RECLASSIFICATION, ETC. If DCSS, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall, by reclassification, combination, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Share Purchase Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

        (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If DCSS at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Share Purchase Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

        (d) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of DCSS by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of DCSS that such holder would hold on the date of such exercise had it been the holder of record of the securities receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to, it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 5.



        (e) FRACTIONAL SHARES. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant, and DCSS shall have no obligation for any cash payment with respect to any such Shares.

        (f) NO CHANGE IN WARRANT. Regardless of any adjustment or change in the Share Purchase Price or the number of Shares or other securities actually purchasable under the Warrant, any Warrant may continue to express the Share Purchase Price and the number of Shares purchasable under the Warrant as the price and number of shares were expressed in the Warrant when initially issued, subject to the Holder's rights under Section 3 to exchange the Warrant for a new Warrant that reflects the terms of any such adjustment or change.

        (g) DEFINITION OF "STOCK." As used in this Warrant, "Stock" shall mean shares of DCSS's capital stock of any class, whether now or subsequently authorized, that has the right to participate in the distribution of earnings and assets of DCSS without limit as to amount or percentage. On the date of this Warrant, Stock consists of 200,000,000 authorized shares of DCSS's common stock at $0.02 par value per share. The number of shares of Stock of any class at any time outstanding shall include all shares of Stock of that class then owned or held by or for the account of DCSS.

        6. NOTIFICATION BY DCSS. (a) In case at any time:

            (i) DCSS shall pay any dividend payable in stock upon its Stock or make any distribution (other than cash dividends which are not in a greater amount per share than the then most recent cash dividend) to the holders of its Stock;

            (ii) DCSS shall make an offer for subscription pro rata to the holders of its Stock of any additional shares of stock of any class or make any offer to receive any other rights;

            (iii) there shall be any capital reorganization, reclassification of the capital stock of DCSS, consolidation or merger of DCSS with, or sale of all or substantially all of its assets to, another corporation; or

            (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of DCSS;

then, in any one or more of such cases, DCSS shall give written notice to the registered holder of this Warrant of the date on which (a) the books of DCSS shall close, or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given not less than 30 and not more than 90 days prior to the record date or the date on which DCSS's transfer books are closed in respect thereto and such notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act, or to a favorable vote of stockholders, if either is required.

         (b) Whenever the Share Purchase Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, DCSS shall issue a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Share Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be delivered or given in the manner provided in Section 13 hereof to the holder or holders of this Warrant.

         7. REGISTRATION. The Holder shall, with respect to the Shares issuable upon exercise of this Warrant, have the "demand" and "piggy-back" registration rights in the Rider attached hereto. Such registration rights are incorporated by reference herein as if such provisions had been set forth herein in full. .

         8. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant and the Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the Securities Act and then only against receipt of an agreement of the person to whom the offer or sale is made to comply with the provisions of this Section 8 with respect to any resale or other disposition of the securities and subject to the restrictions contained in Section 2 above; except that no such agreement shall be required from any person purchasing Shares or other security issued or issuable upon exercise of this Warrant pursuant to a registration statement effective under the Securities Act.

         9. FURTHER ASSURANCES. DCSS will take all action that may be necessary or appropriate so that DCSS may validly and legally issue fully paid and nonassessable Shares or other securities upon the exercise of this Warrant.

         10. RESERVATION OF STOCK, AVOIDANCE OF CERTAIN ACTIONS. DCSS will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all Shares (or other securities) from time to time issuable upon the exercise of this Warrant, and it will have at all times any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations hereunder. DCSS will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by DCSS, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against dilution or other impairment.

         11. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to the choice of law principles thereof).

         12. NOTICE. Any notices or certificates by DCSS to the Holder shall be deemed delivered if in writing and delivered personally or sent by certified mail to the Holder at 1559 Michael Lane; Pacific Palisades, CA 90272 or to any other address if the Holder shall have designated another address by notice in writing to DCSS; and if to DCSS, addressed to it at the address appearing for it on page 1 of this Warrant. DCSS may change its address for purposes of service of notice by written notice to the Holder at the address provided above.

         13. SURVIVAL. The various rights and obligations of DCSS as set forth in Section 7 of this Warrant shall survive the exercise and surrender of this Warrant. This Warrant shall be binding upon any corporation or entity succeeding to DCSS by merger, consolidation or acquisition of all or substantially all of DCSS's assets.

         14. MISCELLANEOUS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         IN WITNESS WHEREOF, DCSS has caused this Warrant to be signed by its duly authorized officer, and to be dated and effective as of the ____ day of _________, 2003.


                                          DOCUMENT SECURITY SYSTEMS, INC.


                                          By:
                                            --------------------------------
                                              Patrick White, President / CEO

                                   ASSIGNMENT




         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers to ___________________________, of ___________________________, the
right to purchase ___________________________ (__________) of the shares evidenced by the Warrant issued to them by Document Security Systems, Inc. ("DCSS"), dated July 8, 2003, that expires on July 7, 2008, and they do irrevocably constitute and appoint ______________________ to transfer the right on the books of DCSS, with full power of substitution.



Dated:
      ---------------------------.




---------------------------------
NAME



---------------------------------
NAME




NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a trust company or a bank, other than a savings bank, that has an office in NEW YORK, NEW YORK, or by a firm having membership on a registered national securities exchange and an office in NEW YORK, NEW YORK.

                             SUBSCRIPTION AGREEMENT




DOCUMENT SECURITY SYSTEMS, INC.



         The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant dated July 8, 2003, held by the undersigned, the following number of shares of common stock, par value $.02 per share, of DOCUMENT SECURITY SYSTEMS, INC., a New York corporation, as provided in the Warrant:

                             shares
         --------------------

         Payment of the purchase price per share and applicable taxes required under the Warrant accompanies this Subscription Agreement.



Dated:
      ----------------------------



                                 ------------------------------------
                                 Name


                                 ------------------------------------
                                 Name


                                 ------------------------------------
                                 Address

                                      RIDER

                               REGISTRATION RIGHTS


         1. DEMAND REGISTRATION. W.A.B. Capital LLC or its permitted assigns, as holder of the Warrant dated July 8, 2003 to which this Rider is attached (the "Holder"), shall have certain "demand" registration rights with respect to all of the Shares issuable upon exercise of this Warrant (the "Registrable Securities") as hereinafter provided. All capitalized terms used but not defined herein shall have the meanings set forth in the Warrant.

          (a) At any time after six (6) months after the date of this Warrant, if DCSS (hereinafter, the "Company") shall receive, a written request that the Company file a registration statement under the Securities Act covering the registration of all or a portion of the Registrable Securities, then the Company shall, subject to the limitations of subsections 1(d) and 1(e), use its best efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holder requests to be registered.

           (b) If the Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 1. The Holder shall enter into such agreements as may be reasonably required by the underwriters and the Holder shall pay all Registration Expenses (as defined in Section 3(k)) incurred in connection with a registration of Registrable Securities pursuant to this Section 1, subject to a maximum of $25,000, whether or not such registration statement shall become effective. If the Registration Expenses exceed $25,000, the Company shall pay the excess.

            (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 1.


         (d) Notwithstanding the foregoing, if the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holder; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

         (e) Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1 during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred twenty (120) days after the effective date of, a Company-initiated registration; provided the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

         2. COMPANY REGISTRATION. The Holder shall have certain "Piggy-back" registration rights with respect the Registrable Securities as hereinafter provided:

                  (a) At any time or times the Company determines to file with the Securities and Exchange Commission ("SEC"') a registration statement under the Securities Act registering any shares of its common stock $.02 par value ("Common Stock"), the Company shall give written notice to the Holder prior to such filing.

                  (b) Within fifteen (15) days after such notice from the Company, the Holder shall give written notice to the Company whether or not the Holder desires to have all of the Holder's Registrable Securities included in the registration statement. If the Holder fails to give such notice within such period, the Holder shall not have the right to have its Registrable Securities registered pursuant to such registration statement. If the Holder gives such notice, then the Company shall include the Holder's Registrable Securities in the registration statement, at the Company's sole cost and expense, subject to the remaining terms of this Section 2.

                  (c) If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of Shares to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and the Holder's Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. The Holder shall enter into such agreements as may be reasonably required by the underwriters and the Holder shall pay to the underwriters commissions relating to the sale of the Holder's Registrable Securities.

                  (d) The Holder of this Warrant shall have two (2) opportunities to have the Registrable Securities registered under this Section 2.

                  (e) The Holder shall furnish in writing to the Company such information as the Company shall reasonably require in connection with a registration statement.

         3. If and whenever the Company is required by the provisions of Sections 1 or 2 to register any Registrable Securities under the Securities Act, the Company shall, as expeditiously as possible under the circumstances:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible after filing and remain effective.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and effective and to comply with the provisions of the Securities Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Company be required to do so for a period of more than five (5) years following the effective date of the registration statement.

                  (c) Furnish to the Holder copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the Securities Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

                  (d) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable the Holder to consummate the disposition of the Registrable Securities in such jurisdictions.

                  (e) Notify the Holder at any time when a prospectus relating to any Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to the Holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (f) As soon as practicable after the effective date of the registration statement, and in any event within eighteen (18) months thereafter, make generally available to the Holder an earnings statement (which need not be audited) covering a period of at. least twelve (12) consecutive months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including, at the Company's option, Rule 158 thereunder. To the extent that the Company files such information with the SEC in satisfaction of the foregoing, the Company need not deliver the above referenced earnings statement to the Holder.

                  (g) Upon request, deliver promptly to counsel of the Holder copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda, relating to discussions with the SEC or its staff with respect to the registration statement and permit the Holder to conduct such investigation at the Holder's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Holder agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation and Holder shall keep any such information received pursuant to this Section 3(g) confidential.

                  (h) Provide a transfer agent and registrar located in the United States for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                  (i) List the Registrable Securities covered by such registration statement on such exchanges and/or on the NASDAQ as the shares of Common Stock are then currently listed upon.

                  (j) Pay all Registration Expenses incurred in connection with a registration of Registrable Securities pursuant to Section 2 of this Rider, whether or not such registration statement shall become effective; provided that Holder shall pay all underwriting discounts, commissions and transfer taxes, and its own counsel fees, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities but no other expenses of the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

                  (k) Pay all Registration Expenses in excess of $25,000 incurred in connection with a registration of Registrable Securities pursuant to
Section 1 of this Rider, whether or not such registration statement shall become effective; provided that Holder shall pay the first $25,000 of Registration Expenses. In addition, the Holder will pay the cost of all underwriting discounts, commissions and transfer taxes, and its own counsel fees, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities but no other expenses of the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

                  (l) Include as selling security holders under such registration statement the Holder and its successors, assigns, and transferees (the "Selling Security Holders") such that any Registrable Securities sold by such persons would be registered thereunder.

         4. REMEDIES. The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Rider and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Rider may be specifically enforced.


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In the event that the Company shall fail to file such registration statement when required pursuant to Section 1 or 2 above or to keep any registration statement effective as provided in Section 3 or otherwise fails to comply with its obligations and agreements in this Rider, then, in addition to any other rights or remedies Holder may have at law or in equity, including without limitation, the right of rescission, the Company shall indemnify and hold harmless the Holder from and against any and all manner of loss which it may incur as a result of such failure. In addition, the Company shall also reimburse Holder for any and all reasonable legal fees and expenses incurred by it in enforcing its rights pursuant to this Rider, regardless of whether any litigation was commenced.

         5. INDEMNIFICATION BY COMPANY. In the event the Company effects any registration under the Securities Act of any Registrable Securities pursuant to
Section 1 or 2 above, the Company shall indemnify, to the extent permitted by law, and hold harmless the Holder, any underwriter, any officer, director, employee or agent of the Holder or underwriter, and each other person, if any, who controls the Holder or underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (collectively, the "Registration Documents") or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided that the Company shall not be liable in any such case to a particular indemnified party to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use in the preparation of such Registration Document.

         6. INDEMNIFICATION BY HOLDER. In connection with any registration statement in which the Holder is participating, the Holder shall indemnify, to the extent permitted by law, and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each underwriter, any officer, director, employee or agent of any such underwriter and each other person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act against any Claims to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified



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party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for use in the preparation thereof.

         7. NOTICE OF CLAIM; RIGHT TO PARTICIPATE. Any person entitled to indemnification under Sections 5 or 6 above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this Section 7, but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after written notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that
(i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so;
(ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party.

           8. CONTRIBUTION. If for any reason the indemnity provided in Sections 5 or 6 above is unavailable or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Rider. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the


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indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. Notwithstanding the foregoing, no underwriter or controlling person thereof if any, shall be required to contribute, in respect of such underwriter's participation as an underwriter in the offering, any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section 8 shall be several in proportion to their respective underwriting commitments and not joint.

           9. The provisions of Sections 5 through 8 of this Rider shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.









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